Hawaiian Tax-Free Trust

Supplement dated July 27, 2020
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated July 27, 2020

Effective September 1, 2020, the following disclosure replaces anything to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information:

Sales Charges – Class A Shares
Effective September 1, 2020, a “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested	IV Commissions as Percentage of Offering Price

Less than $50,000	3.00%	3.09%	2.50%
$50,000 to $99,999	2.50%	2.56%	2.00%
$100,000 to $249,999	2.00%	2.04%	1.50%
$250,000 or more	None	None	--

Redemption of CDSC Class A Shares
Effective September 1, 2020, the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after September 1, 2020 will be calculated according to the following table:

	CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Year After Purchase	During Second Year After Purchase
$250,000 and up to $2,499,999	0.75%	0.50%
$2.5 million and up to $4,999,999	0.50%	0.25%
$5 million and more	0.25%	None

Broker/Dealer Compensation-CDSC Class A Shares
Effective September 1, 2020, the Distributor intends to pay any dealer executing a purchase of CDSC Class A Shares on or after September 1, 2020 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 and up to $2,499,999	0.75%
$2.5 million and up to $4,999,999	0.50%
$5 million and more	0.25%

AQL-HTFTPS-0720